NEW SOUTH HOME EQUITY TRUST 1999-2


                          FIRST UNION SECURITIES, INC.

                       PRELIMINARY BACKGROUND INFORMATION

                            [COMPANY LOGO] NEW SOUTH
                              FEDERAL SAVINGS BANK
                                   MEMBER FDIC

                       NEW SOUTH HOME EQUITY TRUST 1999-2


                                   DISCLAIMER

The information herein is privileged and confidential and is intended for use by the addressee only. This document is furnished to you solely by First Union Securities, Inc. (the "Underwriter") and not by the issuer of the certificates identified above (the "Certificates") or any other party. Neither the Underwriter, the issuer of the Certificates, nor any other party makes any representation to the accuracy or completeness of the information therein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. This document may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purpose of evaluating such information.

This information herein should not be construed as either a prediction or as legal, tax, and financial or accounting advice.

Any yields or weighted average lives shown herein are based on prepayment and other assumptions. Actual experience may dramatically affect such yields or weighted average lives. The principal amount and designation of any security described herein are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered
Certificates  for  definitive   terms  of  the  Offered   Certificates  and  the
collateral.

Please be advised that the Certificates may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in the Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

                                   FIRST UNION

                       NEW SOUTH HOME EQUITY TRUST 1999-2

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT

                   $225,000,000 (APPROXIMATE) OFFERING AMOUNT
                                MBIA BOND INSURED

BOND SUMMARY

                                                                  FIRST            LAST         PRINCIPAL           EXPECTED
                    APPROXIMATE                        WAL       PRINCIPAL       PRINCIPAL         WINDOW            RATINGS
CERTIFICATES(a)        SIZE           COUPON (d)      (YEARS)     PAYMENT         PAYMENT         (YEARS)          (MOODY'S/S&P)

       A-1            $88,390,000     Floating (b)     0.95        12/99           09/01           1.83             Aaa/AAA
       A-2            $15,656,000      Fixed (c)       2.00        09/01           02/02           0.50             Aaa/AAA
       A-3            $48,145,000      Fixed (c)       3.00        02/02           12/03           1.92             Aaa/AAA
       A-4            $24,301,000      Fixed (c)       5.00        12/03           03/06           2.33             Aaa/AAA
       A-5            $19,933,000      Fixed (c)       7.57        03/06           09/07           1.58             Aaa/AAA
       A-6            $22,500,000      Fixed (c)       6.20        12/02           09/07           4.83             Aaa/AAA
        B              $6,075,000      Fixed (c)       2.32        04/01           11/02           1.67             NR/BBB-

NOTES:
(a)  The certificates will be priced to the 10% Optional Termination.

(b) The Class A-1 Certificate will bear interest at a variable rate equal to One-month LIBOR plus [_]%, or commencing on the first day of the accrual period in which the optional termination date occurs, One-month LIBOR + [_]% per annum subject to an available funds cap based on funds available therefor from interest accrued and payable on the loans.

(c) The Class A-2, A-3, A-4, A-5, A-6 and Class B Certificates will bear interest at a fixed rate equal to their respective Pass-Through Rates, in each case, subject to an available funds cap based on funds available therefor from interest accrued and payable on the loans.

(d) Commencing on the first day after the Optional Termination Date occurs, the fixed interest rate on the Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 Class-B Certificates will increase by 0.50% per annum.


                   DESCRIPTION OF HOME EQUITY LOANS AS OF THE
                             CUT-OFF DATE (11/1/99)
                   (COMPLETE COLLATERAL TABLES ON PAGES 12-15)

Number of Loans:                                                 2,791
Current Balance:                                          $179,855,887
Average Balance:                                               $64,441
Minimum Balance:                                                $5,970
Maximum Balance:                                              $498,507
Wtd. Average Coupon:                                           9.9133%
Wtd. Average Combined Loan-To-Value:                            79.15%
Wtd. Average Original Term (months):                               299
Wtd. Average Seasoning (months):                                     4

   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

                                   FIRST UNION

                       NEW SOUTH HOME EQUITY TRUST 1999-2

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT

PRICING INFORMATION

PRICING SPEED:                4% CPR, increasing to 25% CPR over 12 months.

DISTRIBUTION DATE:            The 25th day of each  month (or the next  Business
                              Day thereafter) commencing in December of 1999.

SETTLEMENT (CLOSING) DATE:    On or about December 2nd, 1999.

CUT-OFF DATE:                 November 1st, 1999.

PAYMENT DELAY:                With the  exception of the Class A-1 Certificates,
                              24  days.   With   respect   to   the  Class   A-1
                              Certificates, 0 days.

PAYMENT TERMS:                Monthly.

INTEREST ACCRUAL PERIOD:      With the exception of  the Class A-1 Certificates,
                              interest  will  accrue  on the  Certificates  at a
                              fixed rate  during the month prior to the month of
                              the  related  Distribution  Date based on a 30/360
                              basis, except that for the first Distribution Date
                              (in  December  1999)  there  will  be  no  accrual
                              period. As a result, there will be no interest due
                              and   payable   on  these   Certificates   on  the
                              Distribution  Date in  December  1999.  The  first
                              Distribution Date for these Certificates will be in January 2000.

                              With respect to the Class A-1 Certificates, interest will accrue from and including the preceding Distribution Date (or from and including the Closing Date in the case of the first
                              Distribution Date in December 1999) to and including the day prior to the current Distribution Date at the Class A-1 Certificate Interest Rate on an Actual/360 day basis.

PREPAYMENT INTEREST
SHORTFALLS:                   Prepayment  interest shortfalls not covered by the
                              servicing fee will be allocated pro rata among all Classes of Certificates on the basis of their respective interest entitlements.


SERVICING/OTHER FEES:         The   collateral   is  subject  to  certain  fees,
                              including a Servicing Fee totaling 0.50% per annum payable monthly, a monthly premium payable to the Certificate Insurer and monthly Trustee fees.

ADVANCING:                    The  Servicer is required to advance  from its own
                              funds any delinquent payments of interest (not principal) unless such interest is deemed to be non-recoverable (the "Delinquency Advances").

   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

                                   FIRST UNION

                       NEW SOUTH HOME EQUITY TRUST 1999-2

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT

PRICING INFORMATION (CONTINUED)

AVAILABLE FUNDS CAP RATE:     If a class's uncapped  pass-through  rate would be
                              greater than the  weighted  average net loan rate,
                              the  available  funds  capped  rate will equal the
                              rate determined for each Class by taking:
                              (a)  all  interest  that  accrued on  the loans at
                                   their respective net loan rates (i.e. excluding the servicing fee, the trustee fee and the insurance premium fee) and was due in the related Due Period; less
                              (b)  all interest  accrued on the Class A-1, Class
                                   A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class B certificates, in each case only if their respective uncapped pass-through rates are less than or equal to the weighted average net loan rate; divided by
                              (c)  the sum of the certificate  principal balance
                                   of the class and the certificate principal balance of each other class of Offered Certificates whose accrued interest is not included in clause (b) above,
                              (d)  multiplied by twelve.

                              In the event that the capped rate determined as described in the preceding sentence would be in excess of the uncapped pass-through rate of the class, then such capped rate will be recalculated so that interest accrued on the class for the related Distribution Date at its uncapped pass-through rate will be included in clause (b) above. This calculation will be repeated as appropriate so that in no event will the capped rate so calculated exceed the class's uncapped pass-through rate.

OPTIONAL TERMINATION DATE:    The  Optional   Termination   Date  is  the  first
                              Distribution  Date on which the Pool  Balance  has
                              declined  to less  than  10% of the sum of (x) the
                              balance  of the  Initial  Loans as of the  Cut-Off
                              Date  and  (y)  the   amount  on  deposit  in  the
                              Pre-funding Account as of the Settlement Date.

OPTIONAL TERMINATION:         The Servicer may at its option (and if such option
                              is not exercised by the Servicer,  the Certificate
                              Insurer may, at its option) effect an early termination of the Trust on any Distribution Date on or after the Optional Termination Date by purchasing all of the Home Equity Loans at a price equal to or greater than the Termination Price.

TERMINATION PRICE:            The Termination  Price will generally be an amount
                              equal to the greater of (i) the par amount of all the loans and (ii) the fair market value of the loans, and certain other expenses.


   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

                                   FIRST UNION

                       NEW SOUTH HOME EQUITY TRUST 1999-2

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT

DESCRIPTION OF SECURITIES

                              TITLE OF  SECURITIES:

                              New South Home Equity Trust 1999-2

OFFERING AMOUNT:              Approximately $225,000,000.

ASSETS OF THE TRUST:          - First  and  Second  lien,  fixed  rate  mortgage
                              loans.
                              - 1-4 Family residential  properties,  condominium
                              units, townhomes, and manufactured housing.
                              - The Loans will be secured by mortgages, deeds of
                              trust or other similar security instruments.
                              - The Loans have an aggregate principal balance of
                              approximately  $179,855,887 as of the Cut-off Date
                              and the Pre-funded  Amount Loans is expected to be
                              approximately $45,144,113.
                              - Approximately  38.74% (by Cut-off Date principal
                              balance) of the Home Equity Loans bear  prepayment
                              premiums.
                              - Approximately  34.82% (by Cut-off Date principal
                              balance) of the Initial  Loans were  originated by
                              Avondale  Funding.com  formerly  known as Avondale
                              Funding  Corporation  ("Avondale").   Avondale,  a
                              wholly owned subsidiary of New South (purchased by
                              New  South  in  February  1999)  is a  residential
                              mortgage  company  that offers  second  mortgages,
                              non-conforming  first  mortgages,  and alternative
                              lending    products    nationally    through   its
                              correspondent and mortgage broker network.

PRE-FUNDING ACCOUNT:          It  is   anticipated   that   the   total   unpaid
                              principal balance of the collateral pool conveyed to the Trust at closing will be approximately
                              $179,855,887.

                              On the Closing Date, approximately $45,144,113 will be deposited in an account (the "Pre-Funding Account") and will be used to acquire Subsequent Loans. The "Pre-Funding Period" is the period commencing on the Closing Date and ending generally on the earlier to occur of (i) the date on which the amount on deposit in the Pre-Funding Account with respect to any pool of loans is less than $50,000 and (ii) March 2nd, 2000.

FINAL POOL BALANCE:           The Final Pool  Balance  will equal the  principal
                              balance of the Initial Loans as of the cut-off date and the amounts on deposit in the Pre-Funding
                              Account as of the Cut-off Date.

INITIAL LOANS:                Initial  Loans  means  the  loans  conveyed to the
                              trust on the closing date.

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     A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

                                   FIRST UNION

                       NEW SOUTH HOME EQUITY TRUST 1999-2

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT

DESCRIPTION OF SECURITIES (CONTINUED)

LEAD UNDERWRITER:             PaineWebber Incorporated

CO-UNDERWRITER:               First Union Securities, Inc.

SELLER AND SERVICER:          New South Federal Savings Bank

DEPOSITOR:                    PaineWebber Mortgage Acceptance Corporation IV

CERTIFICATE INSURER:          MBIA Insurance Corporation

TRUSTEE:                      The Bank of New York

SENIOR CERTIFICATES:          The  Class  A-1,  A-2,  A-3,  A-4,  A-5,  and  A-6
                              Certificates.

OFFERED CERTIFICATES:         The   Senior   Certificates   and   the   Class  B
                              Certificates. The Class X and Class R Certificates are not being offered publicly.

FEDERAL TAX ASPECTS:          It is anticipated  that the  Offered  Certificates
                              will be treated as REMIC regular interests for tax purposes.

OFFERING                      Public   Shelf   Offering  -  a   prospectus   and
                              prospectus supplement will be distributed after pricing.

FORM OF OFFERING:             Book-Entry  form,  same-day  funds  through   DTC,
                              Euroclear, and CEDEL.

ERISA CONSIDERATIONS:         The Senior  Certificates  are expected to be ERISA
                              eligible. The Subordinate Certificates will NOT be
                              ERISA eligible.

SMMEA ELIGIBILITY:            The     Certificates     will    NOT    constitute
                              "mortgage-related   securities"  for  purposes  of
                              SMMEA.

DENOMINATIONS:                Minimum  denominations of $25,000 and multiples of
                              $1 thereafter.

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                                   FIRST UNION

                       NEW SOUTH HOME EQUITY TRUST 1999-2

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT

DESCRIPTION OF SECURITIES (CONTINUED)

CREDIT ENHANCEMENT:           Credit  enhancement  for the  Senior  Certificates
                              will be provided by the following: (a) excess spread, (b) overcollateralization/subordination, and (c) the Financial Guaranty Insurance Policy.

                              EXCESS SPREAD: The interest on the loans is generally expected to be higher than the sum of the Servicing Fee, the Trustee Fee, the premium payable to the Certificate Insurer, and the interest distributable to the Senior Certificates and the Class B Certificates, thus generating excess spread which will be available as principal payments on the related Senior Certificates on each Distribution Date. Such amount can vary over time based on the prepayment and default experience of the Home Loans.

                              OVERCOLLATERALIZATION/SUBORDINATION: Excess spread
                              will be applied, to the extent available, to make accelerated payments of principal to the Certificates then entitled to receive payments of principal; such application will cause the principal balance of the Senior Certificates to amortize more rapidly than the loans, resulting in Overcollateralization. Overcollateralization will be calculated as the Pool's current principal balance plus any amounts in the Pre-Funding Account, less the aggregate of the Senior Certificates' current principal balances. The Class B Certificates will be senior to the Class X and Class R Certificates, but subordinate to the Senior Certificates.

                              Prior to the Stepdown Date, the required Overcollateralization target will equal the greater of (a) [5.50%] of the Final Pool Balance and (b) 150% of the Delinquency Amount.

                              The Stepdown Date will be the later of (1) the Distribution Date in [June 2002] and (2) the first Distribution Date on which the Overcollateralization amount equals 5.50% of the Final Pool Balance.

                              The  Delinquency  Amount  is  equal  to,  for  any
                              Distribution Date, the product of (a) the Delinquency Percentage for that Distribution Date, and (b) an amount equal to the sum of (i) the principal balance of the loans as of the end of the related Due Period and (ii) the amount on deposit in the Pre-Funding Account, if any.

   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

                                   FIRST UNION

                       NEW SOUTH HOME EQUITY TRUST 1999-2

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT

DESCRIPTION OF SECURITIES (CONTINUED)

CREDIT ENHANCEMENT:
(CONTINUED)                   The   Delinquency   Percentage   means   for   any
                              Distribution Date, the rolling three-month average
                              (i.e. the average for that  Distribution  Date and
                              the two immediately preceding  Distribution Dates)
                              of  the  respective  percentages,  expressed  as a
                              fraction:  (a) the  numerator  of which is the sum
                              of:  (1) the  aggregate  principal  balance of all
                              loans which are 90 or more days  delinquent  as of
                              the end of each of the  related Due  Periods;  (2)
                              the aggregate principal balance of all loans which
                              are in  foreclosure  as of the  end of each of the
                              related  Due  Periods;   and  (3)  the   aggregate
                              principal balance of all loans which relate to REO
                              Properties  as of the end of  each of the  related
                              Due Periods; and (b) the denominator of which is the principal balance of the loans as of the end of the related Due Period.

                              On or after the Stepdown Date, the required Overcollateralization target will be equal to the greatest of:
                                   a) [11.00%] times the current aggregate Pool Balance;

                                   b)  the  sum  of  the  three   largest  loans
                                       remaining  in  the  deal;

                                   c)  150%  of the  Delinquency  Amount; and

                                   d) [0.75%] times the aggregate of the Final Pool balance.

                              FINANCIAL GUARANTY INSURANCE POLICY: A financial guaranty insurance policy issued by MBIA Insurance Corporation ("the Certificate Insurer"). MBIA will unconditionally and irrevocably guarantee the timely payment of interest (subject to the Available Funds Cap Rate) and ultimate payment of principal on the Senior Certificates (i.e. after
                              any           losses           reduce          the
                              Overcollateralization/Subordination to zero, MBIA will cover the excess, if any, of the current Senior Certificate Balance over the current aggregate Pool Balance). The Insured Payments do not cover Realized Losses except to the extent that the aggregate principal balance of the current Senior Certificates exceeds the current aggregate Pool Balance. Insured Payments do not cover the Servicer's failure to make Delinquency Advances except to the extent that a shortfall of interest due on the Senior Certificates would otherwise result therefrom. The MBIA Insurance Policy is not cancelable for any reason. THE MBIA INSURANCE POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

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     A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

                                   FIRST UNION

                       NEW SOUTH HOME EQUITY TRUST 1999-2

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT

DESCRIPTION OF SECURITIES (CONTINUED)

CLASS A-6 LOCKOUT
DISTRIBUTION AMOUNT:          For any Distribution  Date, the product of (i) the
                              applicable  Class A-6 Lockout  Percentage and (ii)
                              the product of (a) the Class A-6 Principal Balance
                              divided  by the  aggregate  Certificate  Principal
                              Balance  of the  Senior  Certificates  immediately
                              prior  to  such  Distribution  Date,  and  (b) the
                              Principal   Distribution  Amount  for  the  Senior
                              Certificates for such Distribution Date.

CLASS A-6 LOCKOUT
TURBO AMOUNT:                 For any Distribution  Date, the product of (i) the
                              applicable Class A-6 Lockout Percentage and (ii) the product of (a) the Class A-6 Principal Balance divided by the aggregate Certificate Principal
                              Balance of the Senior Certificates immediately prior to such Distribution Date, and (b) the Class
                              A Turbo Amount for such Distribution Date.

CLASS A-6 LOCKOUT
PERCENTAGE:

                              DATES (PERIODS)                             LOCKOUT PERCENTAGE

                              December 1999 - November 2002 (1-36)                 0%
                              December 2002 - November 2004 (37-60)               45%
                              December 2004 - November 2005 (61-72)               80%
                              December 2005 - November 2006 (73-84)              100%
                              December 2006 and thereafter  (85-  )              300%

CLASS A TURBO AMOUNT:         For any  Distribution  Date, the lesser of (a) any
                              remaining  amounts  after steps (1) through (6) in
                              the  section  entitled   "Distribution   Priority"
                              below,    and   (b)   the    Overcollateralization
                              Deficiency Amount.

CLASS B  INTEREST:            The Class B  Certificates  will  receive  interest
                              payments  after  the  Senior   Certificates   have
                              received their respective entitlements of monthly interest.

CLASS B WRITEDOWNS:           The Class B writedown  for any  Distribution  Date
                              (after allocation of collections in the waterfall) will equal the excess, if any, of (1) the sum of
                              (a) the current Senior Certificate Balance and (b) the current Class B Certificate balance over (2) the current aggregate Pool Balance, plus the amount in the Pre-Funding Account, if any. The
                              Class B writedowns cannot exceed the current Class
                              B Certificate Balance and will be reimbursable at the bottom of the waterfall.

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                                   FIRST UNION

                       NEW SOUTH HOME EQUITY TRUST 1999-2

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT

DESCRIPTION OF SECURITIES (CONTINUED)

DISTRIBUTION PRIORITY:        The total of all payments or other collections (or
                              advances in lieu  thereof) on or in respect of the
                              loans (but excluding prepayment premiums),  net of
                              servicing  fees,  trustee fees and premium owed to
                              the Certificate  Insurer,  that, together with any
                              insured  payments,  generally will be allocated in
                              the following priority:
                         (1)  To   pay   current    interest   to   the   Senior
                              Certificates, paid pro rata;
                         (2)  To pay  current  interest  to the  holders  of the
                              Class B Certificates;
                         (3)  To pay as principal on the Class A-6  Certificates
                              the Class A-6 Lockout  Distribution  Amount  until
                              the Class A-6  Principal  Balance has been reduced
                              to zero;
                         (4)  To pay as  principal  to the  holders of the Class
                              A-1,  Class A-2,  Class A-3,  Class A-4, Class A-5
                              and Class A-6  Certificates  (in that order) until
                              the respective  Class Principal  Balances  thereof
                              are reduced to zero, the principal  collections on
                              the loans, or after the Stepdown Date, the amount,
                              if less  than  the  principal  collections  on the
                              loans,  necessary  to reduce the  aggregate  Class
                              Principal  Balance of the Senior  Certificates  so
                              that  required   Overcollateralization  target  is
                              reached;   provided,   however,   that   on   each
                              Distribution   Date  occurring  on  or  after  any
                              reduction of the Class  Principal  Balances of the
                              Class B Certificates  to zero through  writedowns,
                              payment shall be made among the  remaining  Senior
                              Certificates pro rata and not sequentially;
                         (5)  To the Class A-1, Class A-2, Class A-3, Class A-4,
                              Class  A-5,  and Class A-6  Certificates,  in that
                              order,    in    an    amount    equal    to    the
                              Overcollateralization  Deficit (i.e. the amount by
                              which the aggregate  Class  Principal  Balances of
                              the Senior Certificates exceeds the sum of (i) the
                              aggregate  principal balance of the loans and (ii)
                              the amount on deposit in the Pre-Funding  account,
                              if any),  if any, in  reduction  of the  principal
                              balances of those classes,  in each case until the
                              principal  balance  of each  class is  reduced  to
                              zero;
                         (6)  To the Certificate  Insurer,  to reimburse for any
                              unpaid   reimbursement   amounts   owing   to  the
                              Certificate Insurer;
                         (7)  To the  Class  A-6  Certificates,  the  Class  A-6
                              Lockout  Turbo  Amount,   until  the   certificate
                              principal  balance  of the Class A-6  Certificates
                              has been reduced to zero;
                         (8)  To the Class A-1, Class A-2, Class A-3, Class A-4,
                              Class  A-5,  and  Class  A-6  Certificates,  as  a
                              reduction  of  the  respective   Class   Principal
                              Balances in that order, in an amount equal to the remaining Overcollateralization Deficiency Amount
                              (i.e.  the amount  necessary to reach the required
                              Overcollateralization target);
                          (9)  To the  holders of the Class B  Certificates, any
                              remaining  amounts,  until the  Class B  Principal
                              Balance is reduced to the zero;
                         (10) To the Class A Certificates, any interest that was
                              capped by the available funds cap, pro rata;

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     A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

                                   FIRST UNION

                       NEW SOUTH HOME EQUITY TRUST 1999-2

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT

DESCRIPTION OF SECURITIES (CONTINUED)

DISTRIBUTION PRIORITY
(CONTINUED):
                              (11) To the  Class B  Certificates,  any  interest
                                   that was capped by the available funds cap;
                              (12) On  the   Distribution   Date  following  the
                                   termination of the Pre-Funding Period, the Pre-Funding Amount, if any, that is on deposit in the Pre-Funding Account will be distributed to the Class A and Class B Certificates, in reduction of their principal balances, pro rata;
                              (13) To the Class B Certificates until the
                                   Realized Losses allocated to the Class B Certificates on prior dates, if any, have been paid in full;
                              (14) To  the  servicer  in  an  amount  needed  to
                                   reimburse the servicer for any non-recoverable Servicing Advances; and
                              (15) To the  holders  of the  Class X and  Class R
                                   Certificates, any remaining amounts.

PROSPECTUS:                        The  Certificates  are being offered pursuant
                                   to a Prospectus  which  includes a Prospectus
                                   Supplement   (together,   the  "Prospectus").
                                   Complete  information  with  respect  to  the
                                   Certificates  and the loans is  contained  in
                                   the Prospectus. The material presented herein
                                   is   qualified   in  its   entirety   by  the
                                   information  appearing in the Prospectus.  To
                                   the extent that the foregoing is inconsistent
                                   with the  Prospectus,  the  Prospectus  shall
                                   govern   in  all   respects.   Sales  of  the
                                   Certificates may not be consummated unless the purchaser has received the Prospectus.

   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

                                   FIRST UNION

                       NEW SOUTH HOME EQUITY TRUST 1999-2

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT


                   DESCRIPTION OF HOME EQUITY LOANS AS OF THE
                             CUT-OFF DATE (11/1/99)

AGGREGATE FIELD                DESCRIPTION                                 COUNT             BALANCE$                 POOL%
State                          Alabama                                       712           39,570,949                 22.00
                               Louisiana                                     517           26,681,796                 14.84
                               Florida                                       290           21,424,919                 11.91
                               Tennessee                                     194           13,902,499                  7.73
                               Georgia                                       199           13,577,841                  7.55
                               Illinois                                      124           11,255,542                  6.26
                               Mississippi                                   214           10,771,236                  5.99
                               Arkansas                                       89            5,529,307                  3.07
                               California                                     45            4,194,408                  2.33
                               Texas                                          53            4,116,916                  2.29
                               North Carolina                                 46            3,635,131                  2.02
                               Colorado                                       35            2,661,409                  1.48
                               South Carolina                                 36            2,155,591                  1.20
                               Wisconsin                                      19            1,953,475                  1.09
                               New York                                       29            1,945,758                  1.08
                               Arizona                                        18            1,901,937                  1.06
                               Nevada                                         17            1,823,923                  1.01
                               Washington                                     20            1,717,490                  0.95
                               Virginia                                       13            1,547,818                  0.86
                               New Mexico                                     18            1,510,449                  0.84
                               Utah                                           16            1,269,065                  0.71
                               Maryland                                        9            1,234,777                  0.69
                               Massachusetts                                  13            1,210,067                  0.67
                               Ohio                                           17            1,021,162                  0.57
                               Kentucky                                       20            1,011,115                  0.56
                               Indiana                                         3              445,922                  0.25
                               Oregon                                          7              376,155                  0.21
                               Pennsylvania                                    2              361,126                  0.20
                               Oklahoma                                        5              261,986                  0.15
                               Minnesota                                       3              208,883                  0.12
                               Connecticut                                     3              186,232                  0.10
                               Michigan                                        1              173,793                  0.10
                               Missouri                                        3              146,032                  0.08
                               West Virginia                                   1               71,175                  0.04
                                                                          ------          -----------                ------
                                                                           2,791         $179,855,887               100.00%


   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

                                   FIRST UNION

                       NEW SOUTH HOME EQUITY TRUST 1999-2

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT

                   DESCRIPTION OF HOME EQUITY LOANS AS OF THE
                             CUT-OFF DATE (11/1/99)

AGGREGATE FIELD                DESCRIPTION                                 COUNT              BALANCE$                 POOL%
Combined LTV                   10.001% - 15.000%                               1               115,081                  0.06
                               15.001% - 20.000%                               2                45,858                  0.03
                               20.001% - 25.000%                               5                92,466                  0.05
                               25.001% - 30.000%                              13               386,619                  0.21
                               30.001% - 35.000%                              14               294,305                  0.16
                               35.001% - 40.000%                              20               574,606                  0.32
                               40.001% - 45.000%                              25               803,793                  0.45
                               45.001% - 50.000%                              47             2,362,992                  1.31
                               50.001% - 55.000%                              44             1,607,618                  0.89
                               55.001% - 60.000%                              72             3,377,269                  1.88
                               60.001% - 65.000%                             113             6,433,712                  3.58
                               65.001% - 70.000%                             193            10,675,558                  5.94
                               70.001% - 75.000%                             332            23,654,149                 13.15
                               75.001% - 80.000%                             778            66,977,356                 37.24
                               80.001% - 85.000%                             439            27,599,114                 15.35
                               85.001% - 90.000%                             323            19,366,611                 10.77
                               90.001% - 95.000%                             132             7,369,526                  4.10
                               95.001% - 100.000%                            238             8,119,254                  4.51
                                                                          ------           -----------                ------
                                                                           2,791          $179,855,887               100.00%

AGGREGATE FIELD                DESCRIPTION                                 COUNT              BALANCE$                 POOL%
Current Coupon                 7.001% - 8.000%                                40             4,104,396                  2.28
                               8.001% - 9.000%                               486            43,765,429                 24.33
                               9.001% - 10.000%                              905            66,823,238                 37.15
                               10.001% - 11.000%                             711            40,503,840                 22.52
                               11.001% - 12.000%                             315            13,901,568                  7.73
                               12.001% - 13.000%                             143             4,567,807                  2.54
                               13.001% - 14.000%                             121             3,989,556                  2.22
                               14.001% - 15.000%                              45             1,362,968                  0.76
                               15.001% - 16.000%                              20               710,114                  0.39
                               16.001% - 17.000%                               5               126,972                  0.07
                                                                          ------           -----------                ------
                                                                           2,791          $179,855,887               100.00%

   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

                                   FIRST UNION

                       NEW SOUTH HOME EQUITY TRUST 1999-2

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT

                   DESCRIPTION OF HOME EQUITY LOANS AS OF THE
                             CUT-OFF DATE (11/1/99)

AGGREGATE FIELD           DESCRIPTION                                      COUNT              BALANCE$                 POOL%

Current Balance           $0.01 - $10,000.00                                  25               235,982                  0.13
                          $10,000.01 - $15,000.00                             97             1,258,485                  0.70
                          $15,000.01 - $20,000.00                            141             2,505,404                  1.39
                          $20,000.01 - $30,000.00                            358             9,159,828                  5.09
                          $30,000.01 - $40,000.00                            394            13,896,630                  7.73
                          $40,000.01 - $50,000.00                            353            15,887,791                  8.83
                          $50,000.01 - $100,000.00                           992            69,159,910                 38.45
                          $100,000.01 - $250,000.00                          390            54,260,896                 30.17
                          $250,000.01 - $500,000.00                           41            13,490,960                  7.50
                                                                          ------           -----------                ------
                                                                           2,791          $179,855,887               100.00%

AGGREGATE FIELD           DESCRIPTION                                      COUNT              BALANCE$                 POOL%

Property Type             Single Family                                    2,691           173,669,209                 96.56
                          Two to Four Family                                  22             1,573,968                  0.88
                          Town House / Condo                                  58             3,834,957                  2.13
                          Manufactured Housing                                20               777,754                  0.43
                                                                          ------           -----------                ------
                                                                           2,791          $179,855,887               100.00%

AGGREGATE FIELD           DESCRIPTION                                      COUNT              BALANCE$                 POOL%
Loan Age                  0 - 6 months                                     2,664           170,869,779                 95.00
                          6+ - 12 months                                      96             6,806,776                  3.78
                          12+ - 18 months                                     27             1,954,154                  1.09
                          18+ - 24 months                                      4               225,179                  0.13
                                                                          ------           -----------                ------
                                                                           2,791          $179,855,887               100.00%

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     A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

                                   FIRST UNION

                       NEW SOUTH HOME EQUITY TRUST 1999-2

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT

                   DESCRIPTION OF HOME EQUITY LOANS AS OF THE
                             CUT-OFF DATE (11/1/99)

AGGREGATE FIELD                DESCRIPTION                                 COUNT             BALANCE$                 POOL%

Remaining Term                 Up to 5 years                                   9              220,637                  0.12
                               5+ - 10 years                                 149            5,295,533                  2.94
                               10+ - 15 years                              1,502           73,362,952                 40.79
                               15+ - 18 years                                  1               30,145                  0.02
                               18+ - 20 years                                195           10,949,695                  6.09
                               20+ - 25 years                                  4              230,082                  0.13
                               25+ - 30 years                                931           89,766,842                 49.91
                                                                          ------          -----------                ------
                                                                           2,791         $179,855,887               100.00%

AGGREGATE FIELD                DESCRIPTION                                 COUNT             BALANCE$                 POOL%
Occupancy                      Owner Occupied                              2,723          176,625,981                 98.20
                               Non-Owner Occupied                             53            2,503,905                  1.39
                               Second Home                                    15              726,001                  0.40
                                                                          ------          -----------                ------
                                                                           2,791         $179,855,887               100.00%

AGGREGATE FIELD                DESCRIPTION                                 COUNT             BALANCE$                 POOL%

Lien Type                      First Lien                                  2,169          160,922,628                 89.47
                               Second Lien                                   622           18,933,260                 10.53
                                                                          ------          -----------                ------
                                                                           2,791         $179,855,887               100.00%


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     A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

                                   FIRST UNION

                       NEW SOUTH HOME EQUITY TRUST 1999-2

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT

BOND SENSITIVITY TO PREPAYMENTS

TO OPTIONAL TERMINATION:

CLASS A-1 (TO CALL)
% of Prepayment Assumption                   0%          50%         75%        100%         125%        150%
Average Life (years)                       8.69         1.62        1.18        0.95         0.81        0.70
First Principal Payment                   12/99        12/99       12/99       12/99        12/99       12/99
Last Principal Payment                    04/14        04/03       03/02       09/01        05/01       03/01
Principal Window (years)                  14.42         3.42        2.33        1.83         1.50        1.33

CLASS A-2 (TO CALL)
% of Prepayment Assumption                   0%          50%         75%        100%         125%        150%
Average Life (years)                      14.64         3.78        2.60        2.00         1.63        1.39
Yield @ 100.00                            7.23%        7.14%       7.08%       7.02%        6.97%       6.92%
Modified Duration                          8.83         3.22        2.31        1.81         1.50        1.29
First Principal Payment                   04/14        04/03       03/02       09/01        05/01       03/01
Last Principal Payment                    11/14        02/04       10/02       02/02        09/01       05/01
Principal Window (years)                   0.67         0.92        0.67        0.50         0.42        0.25

CLASS A-3 (TO CALL)
% of Prepayment Assumption                   0%          50%         75%        100%         125%        150%
Average Life (years)                      19.98         6.19        4.03        3.00         2.38        1.96
Yield @ 100.00                            7.34%        7.29%       7.25%       7.21%        7.16%       7.12%
Modified Duration                         10.20         4.81        3.39        2.61         2.12        1.77
First Principal Payment                   11/14        02/04       10/02       02/02        09/01       05/01
Last Principal Payment                    05/24        03/09       07/05       12/03        01/03       05/02
Principal Window (years)                   9.58         5.17        2.83        1.92         1.42        1.08

CLASS A-4 (TO CALL)
% of Prepayment Assumption                   0%          50%         75%        100%         125%        150%
Average Life (years)                      26.11        11.52        7.41        5.00         3.82        3.05
Yield @ 100.00                            7.62%        7.60%       7.58%       7.55%        7.51%       7.48%
Modified Duration                         11.12         7.46        5.49        4.04         3.22        2.64
First Principal Payment                   05/24        03/09       07/05       12/03        01/03       05/02
Last Principal Payment                    06/27        11/13       11/09       03/06        07/04       07/03
Principal Window (years)                   3.17         4.75        4.42        2.33         1.58        1.25

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     A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

                                   FIRST UNION

                       NEW SOUTH HOME EQUITY TRUST 1999-2

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT

BOND SENSITIVITY TO PREPAYMENTS (CONTINUED)

TO OPTIONAL TERMINATION (CONTINUED):

CLASS A-5 (TO CALL)
% of Prepayment Assumption                   0%          50%         75%        100%         125%        150%
Average Life (years)                      27.56        14.06       10.22        7.57         5.68        4.50
Yield @ 100.00                            7.98%        7.97%       7.95%       7.94%        7.91%       7.89%
Modified Duration                         10.94         8.26        6.82        5.53         4.44        3.67
First Principal Payment                   06/27        11/13       11/09       03/06        07/04       07/03
Last Principal Payment                    06/27        12/13       02/10       09/07        01/06       12/04
Principal Window (years)                   0.08         0.17        0.33        1.58         1.58        1.50

CLASS A-6 (TO CALL)
% of Prepayment Assumption                   0%          50%         75%        100%         125%        150%
Average Life (years)                      11.94         7.62        6.83        6.20         5.38        4.67
Yield @ 100.00                            7.48%        7.46%       7.45%       7.44%        7.43%       7.42%
Modified Duration                          7.51         5.55        5.14        4.78         4.29        3.83
First Principal Payment                   12/02        12/02       12/02       12/02        12/02       12/02
Last Principal Payment                    06/27        12/13       02/10       09/07        01/06       12/04
Principal Window (years)                  24.58        11.08        7.25        4.83         3.17        2.08

CLASS B (TO CALL)
% of Prepayment Assumption                   0%          50%         75%        100%         125%        150%
Average Life (years)                       1.73         1.97        2.17        2.32         2.35        2.43
Yield @ 100.00                            9.00%        9.05%       9.07%       9.09%        9.10%       9.11%
Modified Duration                          1.54         1.73        1.89        2.01         2.04        2.10
First Principal Payment                   02/01        03/01       03/01       04/01        06/01       07/01
Last Principal Payment                    02/02        07/02       12/02       11/02        09/02       07/02
Principal Window (years)                   1.08         1.42        1.83        1.67         1.33        1.08


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     A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

                                   FIRST UNION

                       NEW SOUTH HOME EQUITY TRUST 1999-2

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT

BOND SENSITIVITY TO PREPAYMENTS (CONTINUED)

TO MATURITY:

CLASS A-1 (TO MATURITY)
% of Prepayment Assumption                   0%          50%         75%        100%         125%        150%
Average Life (years)                       8.69         1.62        1.18        0.95         0.81        0.70
First Principal Payment                   12/99        12/99       12/99       12/99        12/99       12/99
Last Principal Payment                    04/14        04/03       03/02       09/01        05/01       03/01
Principal Window (years)                  14.42         3.42        2.33        1.83         1.50        1.33

CLASS A-2 (TO MATURITY)
% of Prepayment Assumption                   0%          50%         75%        100%         125%        150%
Average Life (years)                      14.64         3.78        2.60        2.00         1.63        1.39
Yield @ 100.00                            7.23%        7.14%       7.08%       7.02%        6.97%       6.92%
Modified Duration                          8.83         3.22        2.31        1.81         1.50        1.29
First Principal Payment                   04/14        04/03       03/02       09/01        05/01       03/01
Last Principal Payment                    11/14        02/04       10/02       02/02        09/01       05/01
Principal Window (years)                   0.67         0.92        0.67        0.50         0.42        0.25

CLASS A-3 (TO MATURITY)
% of Prepayment Assumption                   0%          50%         75%        100%         125%        150%
Average Life (years)                      19.98         6.19        4.03        3.00         2.38        1.96
Yield @ 100.00                            7.34%        7.29%       7.25%       7.21%        7.16%       7.12%
Modified Duration                         10.20         4.81        3.39        2.61         2.12        1.77
First Principal Payment                   11/14        02/04       10/02       02/02        09/01       05/01
Last Principal Payment                    05/24        03/09       07/05       12/03        01/03       05/02
Principal Window (years)                   9.58         5.17        2.83        1.92         1.42        1.08

CLASS A-4 (TO MATURITY)
% of Prepayment Assumption                   0%          50%         75%        100%         125%        150%
Average Life (years)                      26.11        11.52        7.41        5.00         3.82        3.05
Yield @ 100.00                            7.62%        7.60%       7.58%       7.55%        7.51%       7.48%
Modified Duration                         11.12         7.46        5.49        4.04         3.22        2.64
First Principal Payment                   05/24        03/09       07/05       12/03        01/03       05/02
Last Principal Payment                    06/27        11/13       11/09       03/06        07/04       07/03
Principal Window (years)                   3.17         4.75        4.42        2.33         1.58        1.25

   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

                                   FIRST UNION

                       NEW SOUTH HOME EQUITY TRUST 1999-2

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT

BOND SENSITIVITY TO PREPAYMENTS (CONTINUED)

TO MATURITY (CONTINUED):

CLASS A-5 (TO MATURITY)
% of Prepayment Assumption                   0%          50%         75%        100%         125%        150%
Average Life (years)                      28.55        17.25       13.06        9.80         7.00        4.96
Yield @ 100.00                            7.99%        8.02%       8.03%       8.03%        8.00%       7.93%
Modified Duration                         11.05         9.10        7.87        6.54         5.12        3.94
First Principal Payment                   06/27        11/13       11/09       03/06        07/04       07/03
Last Principal Payment                    05/29        12/24       01/19       11/14        05/12       02/10
Principal Window (years)                   2.00        11.17        9.25        8.75         7.92        6.67

CLASS A-6 (TO MATURITY)
% of Prepayment Assumption                   0%          50%         75%        100%         125%        150%
Average Life (years)                      11.94         7.63        6.89        6.39         6.02        5.71
Yield @ 100.00                            7.48%        7.46%       7.45%       7.46%        7.48%       7.51%
Modified Duration                          7.51         5.56        5.16        4.88         4.66        4.47
First Principal Payment                   12/02        12/02       12/02       12/02        12/02       12/02
Last Principal Payment                    03/29        12/23       04/18       04/14        02/12       12/09
Principal Window (years)                  26.33        21.08       15.42       11.42         9.25        7.08

CLASS B (TO MATURITY)
% of Prepayment Assumption                   0%          50%         75%        100%         125%        150%
Average Life (years)                       1.73         1.97        2.17        2.32         2.35        2.43
Yield @ 100.00                            9.00%        9.05%       9.07%       9.09%        9.10%       9.11%
Modified Duration                          1.54         1.73        1.89        2.01         2.04        2.10
First Principal Payment                   02/01        03/01       03/01       04/01        06/01       07/01
Last Principal Payment                    02/02        07/02       12/02       11/02        09/02       07/02
Principal Window (years)                   1.08         1.42        1.83        1.67         1.33        1.08

   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

                                   FIRST UNION